Revenue Recognition	9 Months Ended
Nov. 26, 2022
Revenue Recognition and Deferred Revenue [Abstract]
Revenue Recognition
3)	REVENUE RECOGNITION
Sales are recognized upon purchase by customers at the Company’s retail stores or upon delivery for products purchased from its websites. The value of point-of-sale
coupons and
point-of-sale
rebates that result in a reduction of the price paid by the customer are recorded as a reduction of sales. Shipping and handling fees that are billed to a customer in a sale transaction are recorded in sales. Taxes, such as sales tax, use tax and value added tax, are not included in sales.
Revenues from gift cards, gift certificates and merchandise credits are recognized when redeemed. Gift cards have no provisions for reduction in the value of unused card balances over defined time periods and have no expiration dates. For the nine months ended November 26, 2022 and November 27, 2021, the Company recognized net sales for gift card and merchandise credit redemptions of approximately $60.7 million and $60.5 million, respectively, which were included in merchandise credit and gift card liabilities on the consolidated balance sheet as of February 26, 2022 and February 27, 2021, respectively.
During the second quarter of fiscal 2022, the Company launched its cross-banner customer loyalty program, Welcome Rewards
™
, which allows members to earn points for each qualifying purchase at its retail banners either online or in its stores. Points earned are then converted to rewards upon reaching certain thresholds. These rewards may then be redeemed on future merchandise purchases at its retail banners. The Company defers a portion of the revenue related to the points earned at the time of the original transaction and revenue is recognized for these performance obligations upon redemption or expiration of points or rewards earned by the customer. As of November 26, 2022, the Company recorded $5.2 million of loyalty program liabilities in accrued expenses and other current liabilities on the consolidated balance sheet.
Sales returns are provided for in the period that the related sales are recorded based on historical experience. Although the estimate for sales returns has not varied materially from historical provisions, actual experience could vary from historical experience in the future if the level of sales return activity changes materially. In the future, if the Company concludes that an adjustment is required due to material changes in the returns activity, the liability for estimated returns and the corresponding right of return asset will be adjusted accordingly. As of November 26, 2022 and February 26, 2022, the Company recorded a liability for estimated returns of $15.2 million and $23.6 million, respectively, in accrued expenses and other current liabilities, and the corresponding right of return asset for merchandise of $12.1 million and $14.6 million, respectively, in prepaid expenses and other current assets.
The Company sells a wide assortment of domestics merchandise and home furnishings. Domestics merchandise includes categories such as bed linens and related items, bath items and kitchen textiles. Home furnishings include categories such as kitchen and tabletop items, fine tabletop, basic housewares, general home furnishings (including furniture and wall décor), consumables and certain juvenile products. Sales of domestics merchandise and home furnishings accounted for approximately 36.0% and 64.0% of net sales, respectively, for the three months ended November 26, 2022, and approximately 37.6% and 62.4% of net sales, respectively, for the three months ended November 27, 2021. Sales of domestics merchandise and home furnishings accounted for approximately 36.4% and 63.6% of net sales, respectively, for the nine months ended November 26, 2022, and approximately 38.4% and 61.6% of net sales, respectively, for the nine months ended November 27, 2021.